UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2007

_____________________________

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

_____________________________

Delaware	001-32829	20-2786071
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street, New York, NY (Address of Principal Executive Offices)		10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 2, 2007, NYSE Group, Inc. announced, and held a conference call to discuss, its results of operations for, and its financial condition as of the end of, the fourth quarter of and the full year 2006. A script of the prepared comments made by NYSE Group management during the call is attached as Exhibit 99.1 to this report and incorporated herein by reference. NYSE Group does not intend for this Item 2.02 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01.           Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report.

99.1	Script of NYSE Group fourth quarter and full year 2006 earnings call held on February 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Group, Inc.

By: /s/ Nelson Chai Nelson Chai Executive Vice President and Chief Financial Officer

Dated: February 5, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Script of NYSE Group fourth quarter and full year 2006 earnings call held on February 2, 2007.